TARGET ASSET ALLOCATION FUNDS

Target Moderate Allocation Fund

Supplement dated December 7, 2012 to the

Prospectus, Summary Prospectus and Statement of Additional Information dated September 28, 2012

This supplement sets forth changes to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated September 28, 2012 of Target Moderate Allocation Fund, a series of Target Asset Allocation Funds. The following should be read in conjunction with the Prospectus and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

Changes relating to Target Moderate Asset Allocation Fund

The Board of Trustees of Target Asset Allocation Funds (the “Trust”), on behalf of Target Moderate Allocation Fund (the “Fund”), recently approved a re-positioning of the Fund, currently a multi-managed fund sub-advised by multiple non-proprietary subadvisers. If the change outlined below is approved by the Fund’s shareholders, the Fund will be renamed “Prudential Defensive Equity Fund” and Quantitative Management Associates (“QMA”), an affiliated subadviser, will be the Fund’s sole subadviser (the “Subadviser”).

Hiring QMA as the Fund’s Subadviser is subject to approval of the Fund’s shareholders. The proposed changes in investment policy, summarized below, to re-position the Fund as the Prudential Defensive Equity Fund are contingent upon shareholder approval of QMA as the Fund’s sole Subadviser. The investment policy changes, including the change in investment objective, are changes in non-fundamental investment policies that do not require shareholder approval.

If the Fund’s shareholders approve QMA as the Fund’s new subadviser, the Fund’s name will change to Prudential Defensive Equity Fund, the Trust’s name will change to Prudential Investment Portfolios 16, and the Fund’s investment strategies will change as outlined below. In addition, the current subadvisers will be terminated and 100% of the Fund’s assets will be allocated to QMA. The Fund’s investment manager, Prudential Investments LLC, and/or its affiliate(s) will bear all costs associated with the proxy solicitation, including legal fees, costs of printing and mailing the proxy statement, and costs of a proxy solicitor, if any.

It is anticipated that the proxy statement relating to approval of QMA as the Subadviser, which will describe the changes to the Fund’s investment objective, investment strategies and the Fund’s name that will be implemented if the shareholders approve QMA as the Subadviser, will be mailed to the Fund’s shareholders in early January 2013 and that the special meeting of the Fund’s shareholders will be held in mid-March 2013. If shareholders approve QMA as the Sub-Adviser, implementation of the changes in investment strategy and the name change would be made during the second quarter of 2013.

A comparison of the investment objective and investment policies and strategies is set forth below.

	Target Moderate Asset Allocation Fund	Prudential Defensive Equity Fund
Investment Objective	Capital appreciation and a reasonable level of current income	Long-term capital appreciation
Investment Policies and Strategies

•      Invests in a diversified portfolio of equity and debt obligations.

•      May invest approximately 65% (and up to 70%) of total assets in common stocks of U.S. and foreign companies of all market capitalization ranges.

•      May invest approximately 35% (and up to 40%) of total assets in debt securities of varying credit quality.

•      May invest up to 30% of total assets in foreign equity securities.

•      Under normal market conditions, the Fund will invest at least 80% of its investable assets (net assets plus borrowings for investment purposes, if any) in equity and equity-related securities.

•      May invest up to 20% of total assets in debt securities of varying credit quality.

•      May invest up to 20% of total assets in securities of foreign issuers.

•      QMA will evaluate investments across equity market sectors, based on a variety of factors including, but not limited, to momentum, valuation, volatility and correlation.

•      QMA will allocate and periodically rebalance the Fund across the different sectors, based on changes in the factors.

•      QMA may utilize defensive instruments, such as volatility futures and options as well as cash, in seeking to reduce downside risk.

•      Investment decisions will be determined using a combination of quantitative tools and the judgment of QMA’s investment professionals.

LR436